UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT of 1934

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☐ Preliminary Proxy Statement
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THE SOUTHERN COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of
Annual Meeting
2006
& Proxy Statement

PROXY STATEMENT

Letter to Stockholders

David M. Ratcliffe
Chairman, President and
Chief Executive Officer

Dear Fellow Stockholder:

You are invited to attend the 2006 Annual Meeting of Stockholders at 10:00 a.m., ET, on Wednesday, May 24, 2006 at The Southern Pine at Callaway, Pine Mountain, Georgia.

At the meeting, I will report on our business and our plans for the future. Also, we will elect our Board of Directors and vote on the other matters set forth in the accompanying Notice.

Your vote is important. Please review the proxy material and return your proxy form as soon as possible.

We look forward to seeing you on May 24th.
David M. Ratcliffe

Notice of Annual Meeting of Stockholders — May 24, 2006

TIME and DATE

10:00 a.m., ET, on Wednesday, May 24, 2006

PLACE

The Southern Pine at Callaway
Highway 18
Pine Mountain, Georgia 31822

DIRECTIONS

From Atlanta, Georgia — take I-85 south to I-185 (Exit 21). From I-185 south, take Exit 34, Georgia Highway 18. Take Georgia Highway 18 east to Callaway.
From Birmingham, Alabama — take U.S. Highway 280 east to Opelika. Take I-85 north to Georgia Highway 18 (Exit 2). Take Georgia Highway 18 east to Callaway.

ITEMS of BUSINESS

(1)	Elect 10 members of the Board of Directors;
(2)	Ratify appointment of independent registered public accounting firm;
(3)	Approve the Southern Company Omnibus Incentive Compensation Plan; and
(4)	Transact other business properly coming before the meeting or any adjournments thereof.

RECORD DATE

Stockholders of record at the close of business on March 27, 2006 are entitled to attend and vote at the meeting.

ANNUAL REPORT to STOCKHOLDERS

The Southern Company Annual Report to stockholders for 2005 is enclosed but is not a part of this mailing.

VOTING

Even if you plan to attend the meeting in person, please provide your voting instructions in one of the following ways as soon as possible:
(1) Internet — use the Internet address on the proxy form
(2) Telephone — use the toll-free number on the proxy form
(3) Mail — mark, sign and date the proxy form and return it in the enclosed postage-paid envelope
By Order of the Board of Directors, G. Edison Holland, Jr., Secretary, April 13, 2006

Proxy Statement

General Information

Q:	How do I give voting instructions?

A:	You may attend the meeting and give instructions in person or give instructions by the Internet, by telephone or by mail. Information for giving instructions is on the proxy form. The Proxies, named on the enclosed proxy form, will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q:	Can I change my vote?

A:	Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company’s corporate secretary before the meeting.

Q:	Who can vote?

A:	All stockholders of record on the record date of March 27, 2006. On that date, there were 742,329,365 shares of Southern Company common stock outstanding and entitled to vote.

Q:	How much does each share count?

A:	Each share counts as one vote, except votes for directors may be cumulative. Abstentions that are marked on the proxy form are included for the purpose of determining a quorum, but shares that a broker fails to vote are not counted toward a quorum. Neither is counted for or against the matters being considered.

Q:	What does it mean if I get more than one proxy form?

A:	You will receive a proxy form for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted. If you wish to consolidate multiple registered accounts, please contact Stockholder Services at (800) 554-7626.

Q:	Can the Company’s Proxy Statement and Annual Report be accessed from the Internet?

A:	Yes. You can access the Company’s website at www.southerncompany.com to view these documents.

Q:	Does the Company offer electronic delivery of proxy materials?

A:	Yes. Most stockholders can elect to receive an e-mail that will provide electronic links to the Annual Report and Proxy Statement. Opting to receive your proxy materials on-line will save us the cost of producing and mailing documents and also will give you an electronic link to the proxy voting site.

You may sign up for electronic delivery when you vote your proxy via the Internet or:

■ Go to our investor web site at http://investor.southerncompany.com/;

■ Click on the word “Enroll” for Electronic Delivery of Proxy Materials; and

■ Follow the directions provided to complete your enrollment.

Once you enroll for electronic delivery, you will receive proxy materials electronically as long as your account remains active or until you cancel your enrollment. If you consent to electronic access, you will be responsible for your usual Internet-related charges (e.g., on-line fees, telephone charges) in connection with electronic viewing and printing of proxy materials and annual reports. The Company will continue to distribute printed materials to stockholders who do not consent to access these materials electronically.

Q:	What is “householding”?

A:	Certain beneficial owners of the Company’s common stock, sharing a single address, may receive only one copy of the Proxy Statement and Annual Report unless the broker, bank or nominee has received contrary instructions from any beneficial owner at that address. This practice — known as householding — is designed to reduce printing and mailing costs. If a beneficial owner does not wish to participate in householding, he or she may contact Stockholder Services at (800) 554-7626 or at 30 Ivan Allen Jr. Boulevard NW, Atlanta, Georgia 30308 and ask to receive a Proxy Statement or Annual Report. As noted earlier, beneficial owners may view the Proxy Statement and Annual Report on the Internet.

Q:	When are stockholder proposals due for the 2007 Annual Meeting of Stockholders?

A:	The deadline for the receipt of stockholder proposals to be considered for inclusion in the Company’s proxy materials for the 2007 Annual Meeting of Stockholders is December 14, 2006. Proposals must be submitted in writing to Patricia L. Roberts, Assistant Corporate Secretary, Southern Company, 30 Ivan Allen Jr. Boulevard NW, Atlanta, Georgia 30308. Additionally, the proxy solicited by the Board of Directors for next year’s meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting that is not included in the Company’s proxy materials unless the Company is provided written notice of such proposal no later than March 1, 2007.

Q:	Who pays the expense of soliciting proxies?

A:	The Company pays the cost of soliciting proxies. The officers or other employees of the Company or its subsidiaries may solicit proxies to have a larger representation at the meeting. The Company has retained Georgeson Shareholder to assist with the solicitation of proxies for a fee not to exceed $10,000, plus reimbursement of out-of-pocket expenses.
The Company’s 2005 Annual Report to the Securities and Exchange Commission on Form 10-K will be provided without charge upon written request to Patricia L. Roberts, Assistant Corporate Secretary, Southern Company, 30 Ivan Allen Jr. Boulevard NW, Atlanta, Georgia 30308.

Corporate Governance

COMPANY ORGANIZATION
Southern Company is a holding company managed by a core group of officers and governed by a Board of Directors that is currently comprised of 10 members. The nominees for election as Directors consist of nine non-employees and one executive officer of the Company.
DIRECTOR INDEPENDENCE
No Director will be deemed to be independent unless the Board of Directors affirmatively determines that the Director has no material relationship with the Company, directly, or as an officer, shareowner or partner of an organization that has a relationship with the Company. The Board of Directors has adopted categorical guidelines which provide that a Director will not be deemed to be independent if within the preceding three years the Director:

■	Was employed by the Company or whose immediate family member was an executive officer of the Company.

■	Received or whose immediate family member received direct compensation from the Company, other than director and committee fees. (Compensation received by an immediate family member for services as a non-executive employee of the Company need not be considered.)

■	Was affiliated with or employed by or whose immediate family member was affiliated or employed in a professional capacity by a present or former external auditor of the Company.

■	Was employed or whose immediate family member was employed as an executive officer of a company where any member of the Company’s present executives serve on that company’s compensation committee.

■	Was an executive officer or an employee or whose immediate family member was an executive officer of a company that makes payments to or receives payments from the Company for property or services in an amount which in any single fiscal year exceeds the greater of $1,000,000 or two percent of that company’s consolidated gross revenues.
Additionally, a Director will be deemed not to be independent if the Director or the Director’s spouse serves as an executive officer of a charitable organization to which the Company made discretionary contributions exceeding the greater of $1,000,000 or two percent of the organization’s total annual charitable receipts.
In making the independence determination, the Board reviews and considers all commercial, consulting, legal, accounting, charitable or other business relationships that a Director or the Director’s immediate family members have with the Company. This review specifically includes the transactions described under the section entitled “Certain Relationships and Related Transactions” on page 26 of this Proxy Statement. The Board determined that those transactions are not material to either the Company or the entity with which the Director is associated. As a result of its annual review of Director independence, the Board affirmatively determined that none of the following Directors has a material relationship with the Company and, as a result, such Directors are determined to be independent: Juanita Powell Baranco, Dorrit J. Bern, Francis S. Blake, Thomas F. Chapman, Donald M. James, Zack T. Pate, J. Neal Purcell, William G. Smith, Jr. and Gerald J. St. Pé. The remaining Director, David M. Ratcliffe, is Chairman of the Board, President and Chief Executive Officer of the Company.
Mr. James has notified the Company that he has resigned from one outside board of which he is a member effective by the upcoming annual stockholders meeting of such board in 2006, bringing his number of outside board memberships to two.
The Corporate Governance Guidelines are available on the Company’s website at www.southerncompany.com under Investors/Corporate Governance.
COMMUNICATING WITH THE BOARD
Stockholders may send communications to the Company’s Board or to specified Directors by regular mail or electronic mail. Regular mail should be sent to the attention of Patricia L. Roberts, Assistant Corporate Secretary, Southern Company, 30 Ivan Allen Jr. Boulevard NW, Atlanta, Georgia 30308. The electronic mail address is

CORPGOV@southernco.com. The electronic mail address also can be accessed from the Corporate Governance web page located under Investors on the Southern Company website at www.southerncompany.com, under the link entitled “Governance Inquiries.” With the exception of commercial solicitations, all stockholder communications directed to the Board or to specified Directors will be relayed to them.
DIRECTOR COMPENSATION
Only non-employee Directors are compensated for Board service. The pay components are:

Annual retainers:

■	$40,000 if first elected as a Director before 1997, of which $10,000 is deferred in shares of Company common stock until Board membership ends

■	$49,000 if first elected as a Director in 1997 or later, of which $19,000 is deferred in shares of Company common stock until Board membership ends

■	$10,000 if serving as chair of a standing Board committee with the exception that the chair of the Audit Committee receives $25,000

Equity grants:

■	1,000 additional shares of Company common stock in quarterly grants of 250 shares are deferred until Board membership ends

Meeting fees:

■	$2,500 for participation in a meeting of the Board

■	$2,000 for participation in a meeting of a Committee of the Board other than a meeting of the Audit Committee

■	$4,000 for attendance in person at a meeting of the Audit Committee

■	$2,000 for participation by telephone in a meeting of the Audit Committee

■	$2,000 for each day of a visit to a plant or office of the Company and for any other business meeting at which the Director participates as a representative of the Company
Directors may elect to defer up to 100 percent of their compensation until membership on the Board ends.
There is no pension plan for non-employee Directors.

Director Compensation Table

The following table reports all compensation, including amounts deferred until membership on the Board ends, to the Company’s current directors during 2005.

		Annual
	Annual	Committee	Value of	Meeting
	Board	Chair	Equity	Fees	Total Director
Name	Retainer ($)	Retainer ($)	Grants ($)(1)	($)	Compensation ($)

Juanita Powell Baranco(2)	—	—	—	—	—

Dorrit J. Bern	49,000	9,166	34,290	44,000	136,456

Francis S. Blake	49,000	—	34,290	49,500	132,790

Thomas F. Chapman	49,000	—	34,290	46,000	129,290

Donald M. James	49,000	—	34,290	58,000	141,290

Zack T. Pate	49,000	9,166	34,290	74,000	166,456

J. Neal Purcell	49,000	21,666	34,290	68,000	172,956

William G. Smith, Jr.(2)	—	—	—	—	—

Gerald J. St. Pé	40,000	9,166	34,290	58,000	141,456

(1)	Directors receive quarterly grants of 250 shares of Company common stock. Column values represent the sum of the market values of 250 shares of Company common stock on each quarterly grant date.

(2)	Ms. Baranco and Mr. Smith were first elected directors of the Company effective February 23, 2006 and therefore received no compensation from the Company in 2005.
DIRECTOR STOCK OWNERSHIP GUIDELINES
Under the Company’s Corporate Governance Guidelines, non-employee Directors are required to beneficially own, within five years of their initial election to the Board, Company common stock equal to at least four times the annual director retainer fee.
MEETINGS OF NON-EMPLOYEE DIRECTORS
Non-employee Directors meet in executive session with no member of management present following each regularly scheduled Board meeting. There is a presiding Director at each of these executive sessions. Dr. Zack T. Pate, chair of the Nuclear Committee, served as presiding Director during the past year and will continue to serve until the Annual Meeting of Stockholders on May 23, 2007 or until a successor is named by the non-employee Directors. The presiding Director is selected from the chairs of the Board’s five standing committees. See “Communicating with the Board” on page 3 for information regarding communications with the Board or its members.
COMMITTEES OF THE BOARD

Committee Charters
Charters for each of the five standing committees, the Company’s Corporate Governance Guidelines and Code of Ethics can be found at the Company’s website — www.southerncompany.com. The Code of Ethics also may be obtained by any stockholder who requests a copy from Patricia L. Roberts, Assistant Corporate Secretary, Southern Company, 30 Ivan Allen Jr. Boulevard NW, Atlanta, Georgia 30308. The Audit Committee Charter also is shown in Appendix A of this Proxy Statement.

Audit Committee:

■	Members are Mr. Purcell, Chair, Ms. Baranco, Mr. Blake and Dr. Pate

■	Met 11 times in 2005

■	Oversees the Company’s financial reporting, audit processes, internal controls and legal, regulatory and ethical compliance; appoints the Company’s independent registered public accounting firm, approves its services and fees and establishes and reviews the scope and timing of its audits; reviews and discusses the Company’s financial statements with management and the independent registered public accounting firm, including critical accounting policies and practices, material alternative financial treatments within generally accepted accounting principles, proposed adjustments, control recommendations, significant management judgments and accounting estimates, new accounting policies, changes in accounting principles, any disagreements with management and other material written communications between the internal auditors and/or the independent registered public accounting firm and management; and recommends the filing of the Company’s annual financial statements with the Securities and Exchange Commission (the “SEC”).
The Board has determined that the four members of the Audit Committee are independent as defined by the New York Stock Exchange corporate governance rules within its listing standards and rules of the SEC promulgated pursuant to the Sarbanes-Oxley Act of 2002. The Board has determined that Mr. Purcell qualifies as an “audit committee financial expert” as defined by the SEC. The Audit Committee Charter (see Appendix A) complies with the New York Stock Exchange corporate governance rules.

Compensation and Management Succession Committee:

■	Members are Mr. St. Pé, Chair, Mr. Chapman, Mr. James and Mr. Smith

■	Met eight times in 2005

■	Evaluates performance of executive officers and establishes their compensation, administers executive compensation plans and reviews management succession plans

Finance Committee:

■	Members are Ms. Bern, Chair, Mr. James and Mr. Smith

■	Met six times in 2005

■	Reviews the Company’s financial matters, recommends actions such as dividend philosophy to the Board and approves certain capital expenditures

Governance Committee:

■	Members are Mr. Chapman, Chair, Ms. Bern and Mr. St. Pé

■	Met six times in 2005

■	Oversees the composition of the Board and its committees, determines non-employee Directors’ compensation, maintains the Company’s Corporate Governance Guidelines and coordinates the performance evaluations of the Board and its committees.
GOVERNANCE COMMITTEE — NOMINEES FOR ELECTION TO THE BOARD
The Governance Committee, comprised entirely of independent Directors, is responsible for identifying, evaluating and recommending nominees for election to the Board of Directors. The Committee solicits recommendations for candidates for consideration from its current Directors and is authorized to engage third party advisers to assist in the identification and evaluation of candidates for consideration. Any stockholder may make recommendations to the Governance Committee by sending a written statement setting forth the candidate’s qualifications, relevant biographical information and signed consent to serve. These materials should be submitted in writing to the Company’s assistant corporate secretary and received by that office by December 14, 2006 for consideration by this Committee as a nominee for election at the Annual Meeting of Stockholders to be held in 2007. Any stockholder recommendation is reviewed in the same manner as candidates identified by the Committee.

The Governance Committee only considers candidates with the highest degree of integrity and ethical standards. The Committee evaluates a candidate’s independence from management, ability to provide sound and informed judgment, history of achievement reflecting superior standards, willingness to commit sufficient time, financial literacy and number of other board memberships. The Board as a whole should be diverse and have collective knowledge and experience in accounting, finance, leadership, business operations, risk management, corporate governance and the Company’s industry. The Committee recommends candidates to the Board of Directors for consideration as nominees. Final selection of the nominees is within the sole discretion of the Board of Directors.
All the nominees recommended by the Governance Committee for election to the Board at the 2006 Annual Meeting of Stockholders are currently directors. There are two nominees, Ms. Baranco and Mr. Smith, that were elected during 2006 to fill vacancies created by resignations. These two nominees were identified jointly by the Company’s Chairman, President and Chief Executive Officer and the members of the Governance Committee.

Nuclear Committee:

■	Membership is Dr. Pate, Chair

■	Reviews and oversees the nuclear generating policies and facilities of the Company’s subsidiaries, and serves as Chair of the Nuclear Operating Committee for Southern Nuclear Operating Company, Inc., a wholly-owned subsidiary of the Company.

■	Attended 10 meetings in 2005
DIRECTOR ATTENDANCE
The Board of Directors met eight times in 2005. The average attendance for Directors at all Board and committee meetings was 94 percent. No nominee attended less than 75 percent of applicable meetings.
Directors are expected to attend the Annual Meeting of Stockholders. Nine of the 10 members of the Board of Directors serving during 2005, attended the 2005 Annual Meeting of Stockholders.

Stock Ownership Table

STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
The following table shows the number of shares of the Company’s common stock owned by directors, nominees and executive officers as of December 31, 2005. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of the class.

			Shares Beneficially Owned Include:

			Shares
			Individuals
		Shares	Have Rights to
		Beneficially	Acquire within	Shares Held by
Directors, Nominees and Executive Officers	Title of Security	Owned(1)	60 days(2)	Family Members(3)

Juanita Powell Baranco	Southern Common Stock	3,188

Dorrit J. Bern	Southern Common Stock	29,460

Francis S. Blake	Southern Common Stock	7,104

Thomas F. Chapman	Southern Common Stock	15,733

Thomas A. Fanning	Southern Common Stock	145,885	143,331

Michael D. Garrett	Southern Common Stock	99,585	98,116

G. Edison Holland, Jr.	Southern Common Stock	172,784	167,436

Donald M. James	Southern Common Stock	29,130

Charles D. McCrary	Southern Common Stock	232,408	228,059

Zack T. Pate	Southern Common Stock	34,914

J. Neal Purcell	Southern Common Stock	16,033		224

David M. Ratcliffe	Southern Common Stock	520,605	505,489

William G. Smith, Jr.	Southern Common Stock	3,335

Gerald J. St. Pé	Southern Common Stock	82,940		5,191

Directors, Nominees, and Executive Officers as a Group (19 people)	Southern Common Stock	1,994,525	1,689,698	5,415

(1)	“Beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security, or any combination thereof.

(2)	Indicates shares of the Company’s common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned column.

(3)	Each director disclaims any interest in shares held by family members. Shares indicated are included in the Shares Beneficially Owned column.

Matters to be Voted Upon

ITEM NO. 1 — ELECTION OF DIRECTORS
Nominees for Election as Directors
The Proxies named on the proxy form will vote, unless otherwise instructed, each properly executed proxy form for the election of the following nominees as Directors. If any named nominee becomes unavailable for election, the Board may substitute another nominee. In that event, the proxy would be voted for the substitute nominee unless instructed otherwise on the proxy form. Each nominee, if elected, will serve until the 2007 Annual Meeting of Stockholders.

Juanita Powell Baranco Age: Director since: Board committees: Principal occupation: Other directorships:	57 2006 Audit Executive vice president and chief operating officer of Baranco Automotive Group, automobile sales Cox Radio Incorporated

Dorrit J. Bern Age: Director since: Board committees: Principal occupation: Other directorships:	55 1999 Finance (chair), Governance Chairman of the board, president and chief executive officer of Charming Shoppes, Inc., retail apparel stores Charming Shoppes, Inc.

Francis S. Blake Age: Director since: Board committees: Principal occupation: Recent business experience: Other directorships:

56

2004

Audit

Executive vice president of The Home Depot, home improvement

Served as senior vice president, corporate business development from July 2000 to May 2001 of General Electric Company and as
U.S. Deputy Secretary of Energy from May 2001 to April 2002, when he assumed his current position.

None

Thomas F. Chapman Age: Director since: Board committees: Principal occupation: Recent business experience: Other directorships:

62

1999

Governance (chair), Compensation and Management Succession

Retired chairman of the board and chief executive officer of
Equifax, Inc., information services and transaction processing

Served as chairman of the board and chief executive officer of
Equifax, Inc. until his retirement on December 12, 2005.

None

Donald M. James Age: Director since: Board committees: Principal occupation: Other directorships:

57

1999

Compensation and Management Succession, Finance

Chairman of the board and chief executive officer of
Vulcan Materials Company, construction materials

Vulcan Materials Company, Protective Life Corporation
and Wachovia Corporation

Zack T. Pate Age: Director since: Board committees: Principal occupation: Recent business experience: Other directorships:

69

1998

Nuclear (chair), Audit

Chairman emeritus of the World Association of Nuclear
Operators and chairman emeritus of the Institute of Nuclear
Power Operations (INPO), an independent, nonprofit
organization promoting safety, reliability and excellence in the operation of nuclear electric generating plants

Retired as chairman of the World Association of Nuclear
Operators in 2002.

None

J. Neal Purcell Age: Director since: Board committees: Principal occupation: Recent business experience: Other directorships:

64

2003

Audit (chair)

Retired vice-chairman, audit operations, of KPMG, public
accounting

Served as KPMG’s vice-chairman in charge of National Audit
Practice Operations from October 1998 until his retirement on
January 31, 2002.

Dollar General Corporation, Kaiser Permanente Healthcare and
Hospitals and Synovus

David M. Ratcliffe Age: Director since: Principal occupation: Recent business experience: Other directorships:

57

2003

Chairman of the board, president and chief executive officer of the Company

Served as president and chief executive officer of Georgia Power
Company from May 1999 until January 2004 and as chairman and chief executive officer of Georgia Power Company from January
2004 until April 2004. He served as executive vice president of the Company from May 1999 until April 2004, and as president of the Company from April 2004 until July 2004, when he assumed his current position.

CSX Corporation and Southern system companies — Alabama
Power Company, Georgia Power Company and Southern Power
Company

William G. Smith, Jr. Age: Director since: Board committees: Principal occupation: Other directorships:	52 2006 Compensation and Management Succession, Finance Chairman of the board, president and chief executive officer of Capital City Bank Group, Inc. Capital City Bank Group, Inc.

Gerald J. St. Pé Age: Director since: Board committees: Principal occupation: Recent business experience: Other directorships:

66

1995

Compensation and Management Succession (chair),
Governance

Former president of Ingalls Shipbuilding and retired executive vice president of Litton Industries

Served as chief operating officer of Northrop-Grumman Ship
Systems from August 1999 to November 2001.

None

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.
The affirmative vote of a plurality of shares present and entitled to vote is required for the election of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN ITEM NO. 1.

ITEM NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2006. This appointment is being submitted to stockholders for ratification. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they desire to do so.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM NO. 2.
ITEM NO. 3 — PROPOSAL TO APPROVE THE OMNIBUS INCENTIVE COMPENSATION PLAN
Upon recommendation of the Compensation and Management Succession Committee (the “Committee”), the Board of Directors approved the Southern Company 2006 Omnibus Incentive Compensation Plan (the “Plan”), subject to stockholder approval. The Plan provides for awards of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards (collectively, “Awards”). The Plan will replace the Omnibus Incentive Compensation Plan that was approved by the stockholders at the 2001 Annual Meeting of Stockholders held on May 23, 2001 (the “2001 Plan”), which provided similar benefits as those to be provided under the Plan. We are seeking approval of the new plan, in part, so that we continue to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). That Code section requires stockholder approval of incentive compensation plans every five years so that the Company can deduct all performance-based compensation. (See the section below entitled “Compliance with Section 162(m) of the Code” for more information.)
The purposes of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives that are consistent with the Company’s goals and to provide the potential for levels of compensation that will enhance the Company’s ability to attract, retain and motivate employees. All employees will be eligible to participate in the Plan and in the initial Plan year, all employees will participate.
Plan Administration
The Plan will be administered by the Committee. The Committee consists of four independent directors of the Company. (See the description of the Committee under the Section headed “Committees of the Board” on page 6 for more information.) The Committee has broad authority to administer and interpret the Plan, including authority to make Awards, determine the size and terms applicable to Awards, establish performance goals, determine and certify the degree of goal achievement and amend the terms of Awards consistent with Plan terms.
The Board of Directors may terminate or amend the Plan at any time; provided, however, without stockholder approval, the Board may not increase the total number of shares of the Company’s common stock (“Common Stock”) available for grants under the Plan. The Plan will terminate May 24, 2016, unless terminated sooner by the Board of Directors.
Types of Awards
       Stock Options: The Committee may grant Incentive Stock Options or Nonqualified Stock Options (collectively, “Stock Options”). These entitle the participant to purchase up to the number of shares of Common Stock specified in the grant at a specified price (the “Option Price”). Under the terms of the Plan, the Option Price may not be less than the fair market value of the Common Stock on the date a Stock Option is granted. Incentive Stock Options are intended to comply with Section 422 of the Code. The Committee will establish the terms of Stock Options including the Option Price, vesting, duration, transferability and exercise procedures. Incentive Stock Options may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A Stock Option may not be exercisable later than the tenth anniversary of the date granted.
Stock Options must be paid in full when exercised either (i) in cash, (ii) by foregoing compensation that the Committee agrees otherwise would be owed, (iii) by tendering previously acquired shares of Common Stock held by the participant or (iv) by the attestation of shares of Common Stock or by any combination thereof.

       Stock Appreciation Rights: These are rights that, when exercised, entitle the participant to the appreciation in value of the number of shares of Common Stock specified in the grant, from the date granted to the date exercised. The exercised Stock Appreciation Right may be paid in cash or Common Stock, as determined by the Committee. Stock Appreciation Rights may be granted in the sole discretion of the Committee in conjunction with Stock Options.
       Restricted Stock Awards: These are grants of shares of Common Stock, full rights to which are conditioned upon continued employment or the achievement of performance goals. The Committee will establish a “Restriction Period” for each Restricted Stock Award made. The Committee also can impose other restrictions or conditions on the Restricted Stock Awards such as payment of a stipulated purchase price. The participant may be entitled to dividends paid on the Restricted Stock and may have the right to vote such shares.
       Restricted Stock Units: These are awards that entitle the participant to the value of shares of Common Stock at the end of a designated restriction period. Except for voting rights, they may have all of the characteristics of Restricted Stock Awards, as described above. Restricted Stock Units may be paid out in cash or shares of Common Stock. The maximum amount payable to any participant for Restricted Stock Units granted in any one year is the higher of $10,000,000 or 1,000,000 shares of Common Stock
       Performance Units, Performance Stock Awards and Cash-Based Awards (collectively “Performance Awards”): These are awards that entitle the participant to a level of compensation based on the achievement of pre-established performance goals over a designated performance period. Performance Units shall have an initial value determined by the Committee. The value of a Performance Share will be the fair market value of Common Stock on the grant date. A Cash-Based Award will have the value determined by the Committee. At the beginning of the performance period, the Committee will determine the number of Performance Units or Performance Shares awarded or the target value of Cash-Based Awards, the performance period and the performance goals. At the end of the performance period, the Committee will determine the degree of achievement of the performance goals which will determine the level of payout. The Committee may set performance goals using any combination of the following criteria:
    ■     Earnings per share;
    ■     Net income or net operating income (before or after taxes and before or after extraordinary items);
    ■     Return measures (including, but not limited to, return on assets, equity or sales);
    ■     Cash flow return on investments which equals net cash flows divided by owners’ equity;
    ■     Earnings before or after taxes;
    ■     Gross revenues;
    ■     Gross margins;
    ■     Share price (including, but not limited to, growth measures and total shareholder return);
    ■     Economic Value Added, which equals net income or net operating income minus a charge for use of capital;
    ■     Operating margins;
    ■     Market share;
    ■     Gross revenues or revenues growth;
    ■     Capacity utilization;
    ■     Increase in customer base including associated costs;
    ■     Environmental, Health and Safety;
    ■     Reliability;
    ■     Price;
    ■     Bad debt expense;
    ■     Customer satisfaction;
    ■     Operations and maintenance expense;
    ■     Accounts receivable;
    ■     Diversity/Inclusion; and
    ■     Quality.
Performance Awards may be paid in cash or shares of Common Stock or a combination thereof in the Committee’s discretion. The maximum amount payable to any participant for Performance Shares awarded in any one year is the higher of $10,000,000 or 1,000,000 shares of Common Stock per award type. The maximum amount payable to any participant for Cash-Based Awards or Performance Units awarded in any one year is $10,000,000.

Shares Available for Grant under the Plan
A total of 28,000,000 shares of Common Stock is available for grants under the plan. As of March 27, 2006 there are approximately 19,068,738 shares available under the 2001 Plan, which will be transferred to and available for grant under the Plan in addition to the 28,000,000 authorized under the Plan. If the Plan is approved, no further shares will be granted under the 2001 Plan after May 24, 2006. The following table summarizes the stock awards outstanding and the shares available for grant as of the end of the 2005 and as of March 27, 2006, the annual meeting record date, including those under the 2001 Plan that will be rolled into and added to the 28,000,000 shares authorized under the Plan.

	As of December 31, 2005	As of Record Date (March 27, 2006)

Number of stock options outstanding(1)	31,347,355	37,965,950
Number of unvested restricted shares granted and outstanding	0	0
Total number of awards granted and outstanding	31,347,355	37,965,950
Shares available for grant under the 2001 Plan	25,687,333	19,068,738 which shall be rolled into and added to the 28,000,000 shares reserved for issuance under the 2006 Omnibus Incentive Compensation Plan.(2)

(1)	Weighted average exercise price of $28.30 and weighted average term to expiration of 7.25 years for options outstanding as of the Record Date.

(2)	This reflects the grant of 6,618,595 stock options on February 20, 2006 under the 2001 Plan consistent with our longstanding practice to make most stock option grants, annually, at the regular meeting of the Compensation and Management Succession Committee in February.
Under the Plan, the maximum number of shares of Common Stock that may be the subject of any Award to a participant during any calendar year is 5,000,000 shares of Common Stock for Stock Options and Stock Appreciation Rights and 1,000,000 shares of Common Stock for Restricted Stock Awards. On March 27, 2006, the closing price per share of Common Stock reported on the New York Stock Exchange Composite Tape was $33.01. If there are any changes in corporate capitalization, such as a stock split, stock dividend or reclassification, or a corporate transaction such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, or any reorganization or any partial or complete liquidation of the Company, adjustments will be made in the number and class of shares of Common Stock which may be delivered under the Plan, in the number and class of and/or price of shares of Common Stock subject to outstanding Awards under the Plan, and in the maximum number of shares of Common Stock that may be granted to any individual during any calendar year, as may be determined to be appropriate and equitable by the Committee, to prevent dilution or enlargement of rights.
Change in Control Provisions
The Plan incorporates the terms of the Company’s Change in Control Benefit Plan Determination Policy. It provides that if a change in control occurs, all Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Restricted Stock Units will vest immediately; and, if the Plan is not continued or replaced with a comparable plan, pro-rata payments of all Performance Awards at not less than target-level performance will be paid. (See page 27 for a description of individual change in control agreements.)
Treatment of Overpayments and Underpayments
The Plan provides that if a participant receives an overpayment of shares of Common Stock or cash under the Plan, for any reason, the Committee, in its discretion, has the right to take whatever action it deems appropriate, including requiring repayment or reduction of future payments under the Plan to recover any overpayment. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements that resulted from grossly negligent or intentional misconduct of a participant, that participant or participants shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12 month period following the first public issuance of the financial document embodying the financial reporting requirement. If there is an underpayment to a participant under the Plan, payment of the shortfall will be made as soon as administratively practicable.
Federal Income Tax Consequences of Stock Options Granted under the Plan
The following is a summary of some of the more significant Federal income tax consequences under present law of the granting and exercise of Stock Options under the Plan.
No taxable income is realized by a participant upon the grant of a Stock Option, and no deduction is then available to the Company.
Upon exercise of a Nonqualified Stock Option, the excess of the fair market value of the shares of Common Stock on the date of exercise over the Option Price will be taxable to the participant as ordinary income and, subject to any limitation imposed by Section 162(m) of the Code, deductible by the Company. If a participant disposes of any shares of Common Stock received upon the exercise of any Nonqualified Stock Option granted under the Plan, such participant will realize a capital gain or loss equal to the difference between the amount realized on disposition and the value of such shares at the time it was exercised. The gain or loss will be either long-term or short-term, depending on the holding period measured from the date of exercise. The Company will not be entitled to any further deduction at that time.
A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an Incentive Stock Option. If the shares acquired by exercise of an Incentive Stock Option are held for the longer of two years from the date the option was granted or one year from the date it was exercised, any gain or loss resulting from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize taxable income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the Option Price, and the Company will be entitled to a corresponding deduction.
The Company is required to withhold and remit to the Internal Revenue Service income taxes on all compensation which is taxable as ordinary income. Upon exercise of Nonqualified Stock Options, as a condition of such exercise, a participant must pay or arrange for payment to the Company of cash representing the appropriate withholding taxes generated by the exercise.
Compliance with Section 162(m) of the Code
The Board is seeking stockholder approval of the Plan partly in order to qualify all compensation to be paid under the Plan for the maximum income tax deductibility under Section 162(m) of the Code. Section 162(m) of the Code generally limits tax deductibility of certain compensation paid to each of the Company’s five most highly compensated executive officers to $1,000,000 per officer, unless the compensation is paid under a performance plan, meeting certain criteria under the Code, that has been approved by its stockholders.

Estimated Awards under the Plan
The following table sets forth the estimated amounts of Cash-Based Awards (Annual and Long-Term Incentives) at target-level performance that would be paid under the Plan and the estimated number of Stock Options that would have been granted under the Plan for the year ending December 31, 2006 if the Plan were in place at the time awards were granted in 2006.

	Annual	Long-Term	Stock
Name and Position	Incentive ($)	Incentive ($)	Options (#)

D. M. Ratcliffe, Chairman, President & CEO	1,039,307	1,192,250	518,739

T. A. Fanning, Executive Vice President & CFO	439,395	233,699	95,392

M. D. Garrett, Executive Vice President	439,313	195,725	94,420

G. E. Holland, Jr., Executive Vice President & Gen. Counsel	315,463	231,095	73,194

C. D. McCrary, Executive Vice President	461,450	304,467	99,178

Executive officers as a group	3,858,111	2,903,422	1,129,244

Non-executive directors or nominees as a group	0	0	0

Non-executive officer employees	193,826,889	25,002,920	5,489,355

Vote Needed for Passage of Proposal
The vote needed to approve the Plan is a majority of the shares of the Company’s common stock represented at the meeting and entitled to vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM NO. 3.

Audit Committee Report

The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal controls over financial reporting, including disclosure controls and procedures, and for preparing the Company’s consolidated financial statements. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements of the Company and its subsidiaries and management’s report on the Company’s internal control over financial reporting in the Annual Report to stockholders with management. The Committee also reviews the Company’s quarterly and annual reporting on Forms 10-Q and 10-K prior to filing with the Securities and Exchange Commission (“SEC”). The Committee’s review process includes discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.
The independent registered public accounting firm is responsible for expressing opinions on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States and on the conformity of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting with the criteria established in “Internal Control — Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Committee reviewed with the independent registered public accounting firm, the firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, rules and regulations of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and the New York Stock Exchange corporate governance rules. In addition, the Committee has discussed with the independent registered public accounting firm its independence from management and the Company including the matters in the written disclosures made under Rule 3600T of the PCAOB, which, on an interim basis, has adopted Independence Standards Board No. 1, “Independence Discussions with Audit Committees.” The Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence.
The Committee discussed the overall scopes and plans with the Company’s internal auditors and independent registered public accounting firm for their respective audits. The Committee meets with the internal auditors and independent registered public accounting firm with and without management present, to discuss the results of their audits, evaluations by management and the independent registered public accounting firm of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Committee also meets privately with the Company’s compliance officer. The Committee held 11 meetings during 2005.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and filed with the SEC. The Committee also reappointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2006. At the annual meeting of the Company’s stockholders, the stockholders will be asked to ratify the Committee’s selection of the independent registered public accounting firm.
Members of the Committee:

J. Neal Purcell, Chair
Juanita Powell Baranco
Francis S. Blake
Zack T. Pate

PRINCIPAL ACCOUNTING FIRM FEES
The following represents the fees billed to the Company for the last two fiscal years by Deloitte & Touche LLP (“Deloitte & Touche”) — the Company’s principal independent registered public accounting firm:

	2005	2004

	(In thousands)
Audit Fees(a)	$12,270	$12,733
Audit-Related Fees(b)	410	302
Tax Fees(c)	117	292
All Other Fees	0	0

Total	$12,797	$13,327

(a)	Includes services performed in connection with financing transactions

(b)	Includes benefit plan and other non-statutory audit services and accounting consultations in both 2005 and 2004

(c)	Includes review services in connection with the consolidated federal tax return, tax compliance services in connection with the benefit plans and licensing and training costs
The Audit Committee has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services (see Appendix B) that includes requirements for the Audit Committee to pre-approve services provided by Deloitte & Touche. This policy was initially adopted in July 2002 and since that time, all services included in the chart above have been pre-approved by the Audit Committee.

Compensation and Management Succession
Committee Report

The Compensation and Management Succession Committee of the Board (the “Committee”) is responsible for the oversight and administration of the Company’s executive compensation program. The Committee also administers the Company’s stock option program and reviews all system-wide compensation and benefit programs. The Committee is composed entirely of independent directors and operates pursuant to a written charter.
TOTAL EXECUTIVE COMPENSATION
Executive Compensation Philosophy
The Company’s executive compensation program is based on a philosophy that total executive compensation must be competitive and must be tied to the Company’s short- and long-term performance. With the objective of maximizing stakeholder value over time, our program aligns the interests of our executives and stockholders.
Determination of Total Executive Compensation
We retain an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. We review size-adjusted compensation data from electric and gas utilities having above $2 billion in annual revenues from several sources, and general industry data in situations where utility data is unavailable. Most of the utility companies used are included in the 12 companies that comprise the S&P Electric Utility Index — the peer group used in the five-year performance graph. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for median-level performance, our program is designed to pay executive officers, including those listed in the executive compensation tables in this Proxy Statement (the “named executives”) an amount that is at or near the median of the market for companies our size. Total executive compensation is paid through a market appropriate mix of both fixed and performance-based compensation. Because our program has significant performance-based compensation, actual total compensation paid can be above or below the targets based on actual corporate and individual performance.
Components of Total Executive Compensation
The primary components of our executive compensation program are:

■	Base pay (salary);

■	Short-term incentives (annual performance-based compensation); and

■	Long-term incentives (stock options and performance-based dividend equivalents).
The Company also provides certain perquisites to its executive officers that we review periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.
BASE PAY
A range for base pay was determined for each named executive by analyzing the base pay at the appropriate peer group of companies described previously. The 2005 base pay level did not exceed the median by more than 10 percent for any of the named executive officers.
ANNUAL PERFORMANCE — BASED COMPENSATION
Annual performance-based compensation is paid through the Omnibus Incentive Compensation Plan (the “Plan”). All named executives participated in this plan in 2005.

Performance Goals
Annual performance-based compensation is based on the attainment of corporate goals and attainment of the business units’ operational goals. All performance goals were set in the first quarter of the year.
For 2005, performance goals included specific targets for:
Corporate Performance Goals

■	Company earnings — earnings per share (“EPS”)

■	Subsidiary companies’ return on equity or net income
Operational Goals

■	Capital expenditures

■	Safety

■	Customer service

■	Plant availability

■	System reliability

■	Diversity
Also, certain business units establish additional operational goals unique to their business strategies.
We believe that accomplishing these goals is essential for the Company’s continued success and sustained financial performance. A target performance level and weight is set for each goal. Performance above or below the targets results in proportionately higher or lower performance-based compensation. The corporate performance goals are weighted 50 percent each and the average of the operational goals can adjust the total payout from zero to 110 percent.
A target percentage of base pay is established for each named executive based on his position level for target-level performance. Annual performance-based compensation may range from zero percent of the target to 220 percent based on actual corporate and operational performance with an additional 10 percent of base salary possible for exceptional individual performance.
No performance-based compensation is paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, none is paid if the Company’s current earnings are not sufficient to fund the Company’s common stock dividend at the same level as the prior year. We also capped the maximum amount for annual performance-based compensation for each executive officer at 0.6 percent of the Company’s net income.
Annual Performance-Based Compensation Payments
The target percentage of base pay for the named executives, except the Chief Executive Officer (“CEO”), ranged from 50 to 75 percent. Corporate and operational performance met or exceeded the target levels in all areas in 2005, resulting in payments that exceeded the target levels.
LONG-TERM INCENTIVES
A significant portion of our total compensation program is in the form of long-term incentives including Company stock options and performance dividend equivalents.
Stock Options
The named executives and other employees were granted options with 10-year terms to purchase the Company’s common stock (“Common Stock”) at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The stock option value was approximately 20 percent of total target compensation for the named executives, other than for the CEO. For purposes of determining total target compensation, stock options are valued at

15 percent of the stock price on the date of grant. The size of prior grants was not considered in determining the size of the grants made in 2005. These options vest over a three-year period. The options fully vest upon retirement and expire at the earlier of five years from the date of retirement or the end of the 10-year term.
Performance Dividends
All optionholders, including the named executives, can receive performance-based dividend equivalents on post-1996 stock options held at the end of the year. Dividend equivalents can range from approximately five percent of the Common Stock dividend paid during the year if total stockholder return over a four-year period, compared to a group of other utility companies, is above the 10th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if the Company’s earnings are not sufficient to fund the current Common Stock dividend. For purposes of determining total target compensation, performance dividend equivalents are valued at 10 percent of the Common Stock price on the date stock options are granted. For eligible stock options held on December 31, 2005, all participants, including the named executives, received a payout of $0.83 per option (56% of the common stock dividend paid in 2005), reflecting four-year total stockholder return that was above the median of the peer group.
CHIEF EXECUTIVE OFFICER COMPENSATION
The Committee meets without the presence of the CEO or other Company personnel to evaluate the CEO’s performance as compared with previously established financial and nonfinancial goals. The Committee also meets privately with its consultant who provides independent recommendations for total target compensation for the CEO. It reviews comprehensive market data developed by its independent consultant each year.
During 2005, the Committee reviewed the CEO’s pay package in the form of a tally sheet with the entire Board, including total target compensation, cumulative accrued interest on deferred compensation, lump sum value of pension benefits, possible cost of change in control benefits and all perquisites. Separately, the Committee reviewed a payout analysis developed by its independent consultant, which indicates that the Company’s actual pay reflects both its pay philosophy and its actual performance.
Mr. Ratcliffe’s total target compensation was determined in the same manner as that of the other named executives of the Company and consists of the same components: Base Pay, Annual Performance-Based Compensation and Long-Term Incentives, consisting of stock options and performance-based dividend equivalents as described above.
Total Compensation Target
Using the market data described above, the Committee established a 2005 total compensation target for Mr. Ratcliffe for target-level performance of approximately $6.12 million, which was below the median of the market.
Base Pay
The base pay level for Mr. Ratcliffe was $985,100, per year, which was below the size-adjusted market median. (Because base pay changes generally are effective March 1, the salary paid Mr. Ratcliffe in 2005, as shown in the Summary Compensation Table on page 28, is lower.) Base salary represents 16 percent of total target compensation for the CEO. The balance of Mr. Ratcliffe’s compensation is performance-based and therefore is at risk.
Annual Performance-Based Compensation Payment
Mr. Ratcliffe’s target annual performance-based compensation under the Plan, to be paid for target-level performance, was 100 percent of his base pay, and represented 16 percent of his total target compensation. His actual payment for 2005 performance was based on the degree of achievement of the Company’s subsidiaries’ operational and return on equity/net income goals, and the Company’s EPS goal. The actual amount paid is determined as described above. Based on the Company and its subsidiaries’ performance, Mr. Ratcliffe’s annual performance-based compensation payout was $1,960,399 which was 199 percent of his target award opportunity.

Stock Options
For Mr. Ratcliffe, the estimated annualized value of the grants made in 2005 in establishing total target compensation was approximately $2.52 million which was 41 percent of his total target compensation.
Performance Dividends
In establishing the total compensation target, the Committee considers the present value of the performance-based dividend equivalents associated with the current year’s stock option grant. For 2005, that target value for Mr. Ratcliffe was approximately $1.6 million which represented 26 percent of his total target compensation.
OTHER COMPENSATION
The Company maintains a Deferred Compensation Plan for eligible employees, including the named executives. Participation is voluntary and permits deferral of up to 50 percent of salary and up to 100 percent of incentive awards. Except for certain prescribed hardship conditions, all amounts are deferred until termination of employment with the Company. A participant has two investment options under that plan — a prime-rate investment option and an option that tracks the performance of Common Stock. This is an unfunded plan and all amounts deferred are payable out of the general assets of the Company. The Committee has reviewed the terms of this plan. The Committee does not consider earnings on deferred compensation in establishing total compensation targets.
The Company also maintains additional non-qualified deferred compensation plans and arrangements that provide post-retirement compensation. The text under the Pension Plan Table on page 30 discusses the supplemental pension arrangements for the named executives. The Committee reviews the supplemental pension arrangements of the executive officers as well as other benefit programs that are generally available to all employees of the Company.
POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the deductibility of certain executive officer’s compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by stockholders. The Company has obtained stockholder approval of the Omnibus Incentive Compensation Plan and is seeking approval of the 2006 Omnibus Incentive Compensation Plan (see Item No. 3 beginning on page 13). However, because our policy is to maximize long-term stockholder value, tax deductibility is only one factor considered in setting compensation.
EXECUTIVE STOCK OWNERSHIP REQUIREMENTS
Effective January 1, 2006, the Committee adopted stock ownership requirements for all officers of the Company and its subsidiaries that are in a position of Vice President or above. All of the named executives are covered by the requirements.
Officers are required to own Common Stock having a market value equal to or greater than a multiple of base salary:

Position	Multiple

Chairman and CEO, Southern Company	Five times salary without counting stock options or 10 times, counting one-third of vested stock options

Presidents, Subsidiary Companies, and Executive Vice Presidents	Three times salary without counting stock options or six times, counting one-third of vested stock options

Senior Vice Presidents	Two times salary without counting stock options or four times, counting one-third of vested stock options

Vice Presidents	One times salary without counting stock options or two times, counting one-third of vested stock options

The CEO is subject to the highest ownership requirement and the other named executives are subject to the second-highest requirement. For purposes of these requirements, the Committee will include Common Stock held in Company-sponsored plans, Common Stock units held in the Company-sponsored non-qualified deferred compensation plan and other shares of

Common Stock held outside of Company-sponsored plans. One-third of vested Company stock options also may be included; however, as described above, if stock options are counted, the ownership target is doubled.
Current officers have until September 30, 2011 to meet the applicable ownership requirement. Newly-elected officers will have five years to meet the applicable ownership requirement.
SUMMARY
We believe that the policies and programs described in this report link pay and corporate performance and serve the best interests of our stakeholders. We frequently review the various pay plans and policies and modify them as we deem necessary to attract, retain and motivate talented executives.
Members of the Committee:

Gerald J. St. Pé, Chair
Thomas F. Chapman
Donald M. James
William G. Smith, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation and Management Succession Committee is made up of non-employee directors who have never served as officers of, or been employed by, the Company. None of the Company’s executive officers serve on a board of directors of any entity that has a director or officer serving on this Committee.

Five-Year Performance Graph

This performance graph compares the cumulative total stockholder return on the Company’s common stock with the Standard & Poor’s Electric Utility Index and the Standard & Poor’s 500 Index for the past five years. The graph assumes that $100 was invested on December 31, 2000, in the Company’s common stock and each of the above indices, and that all dividends are reinvested. The distribution of shares of Mirant Corporation stock to Company stockholders effective April 2, 2001, is treated as a special dividend for purposes of calculating stockholder return. The stockholder return shown below for the five-year historical period may not be indicative of future performance.

	2000	2001	2002	2003	2004	2005

Southern Company	$100	$132.20	$155.50	$173.63	$201.69	$217.02

S & P Electric Utility Index	100	83.22	70.69	87.71	111.01	130.62

S & P 500 Index	100	88.11	68.64	88.33	97.94	102.75

Other Information

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

No reporting person failed to file, on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2005, subsidiaries of the Company purchased products and services in the amount of: $886,185 from Equifax, Inc.; $827,195 from The Home Depot; and $567,458 from Vulcan Materials Company. Mr. Thomas F. Chapman, a Director of the Company, was chairman and chief executive officer of Equifax, Inc., until his retirement in December 2005; Mr. Francis S. Blake, a Director of the Company, is executive vice president of The Home Depot; and Mr. Donald M. James, a Director of the Company, is chairman and chief executive officer of Vulcan Materials Company. These amounts are less than one-tenth of one percent of the 2005 revenues of the respective companies and are significantly below the threshold for disclosure under SEC rules, which is five percent of the gross revenues of either Southern Company or the other organization.
During 2005, Messrs. William R. Allen and David M. Huddleston, sons-in-law of Mr. Michael D. Garrett, an executive officer of the Company; Mr. James R. Beasley, son of Mr. J. Barnie Beasley, an executive officer of the Company, and Ms. Donna D. Smith, sister of Mr. Andrew J. Dearman, III, an executive officer of the Company, were employed by subsidiaries of the Company. Mr. Allen was employed by Southern Company Services, Inc., as a Sourcing Agent and received compensation in 2005 of $88,613. Mr. Huddleston was employed by Alabama Power Company as an Engineering Supervisor and received compensation in 2005 of $116,928. Mr. James R. Beasley was employed by Southern Nuclear Operating Company, Inc. as an Engineer and received compensation in 2005 of $66,156. Ms. Smith was employed by Southern Company Services, Inc. as a Human Resources Director and received compensation in 2005 of $296,248.

Executive Compensation

EMPLOYMENT, CHANGE IN CONTROL AND SEPARATION AGREEMENTS
The Company has Change in Control Agreements with each of its executive officers shown on the Summary Compensation Table on page 28. If an executive officer is involuntarily terminated, other than for cause, within two years following a change in control of the Company, the Agreements provide for:

■	lump sum payment of three times annual compensation,

■	up to five years of coverage under group health and life insurance plans,

■	immediate vesting of all stock options previously granted,

■	payment of any accrued long-term and short-term bonuses (performance-based compensation) and dividend equivalents, and

■	payment of any excise tax liability incurred as a result of payments made under the Agreement.
A change in control is defined under the Agreements as:

■	an acquisition of at least 20 percent of the Company’s common stock,

■	a change in the majority of the members of the Company’s Board of Directors in connection with an actual or threatened change in control,

■	a merger or other business combination that results in the Company’s stockholders immediately before the merger owning less than 65 percent of the voting power after the merger, or

■	a sale of substantially all the assets of the Company.
If a change in control affects only a subsidiary of the Company, these payments would only be made to executives of the affected subsidiary who are involuntarily terminated as a result of that change in control.
The Company’s Omnibus Incentive Compensation Plan provides for pro-rata payments of short-term and long-term incentive compensation at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.
On February 22, 2002, Southern Company Services, Inc., Savannah Electric and Power Company and Gulf Power Company entered into an Amended and Restated Supplemental Pension Agreement with Mr. G. Edison Holland, Jr. that provides for a monthly payment to him after his retirement equal to the difference between the amount he will receive under the Southern Company Pension Plan and Supplemental Executive Retirement Plan and the amount he would receive under those plans had he been employed by subsidiaries of the Company an additional 12 years.

Summary Compensation Table

This table shows information concerning the Company’s chief executive officer serving during 2005 and each of the other four most highly compensated executive officers of the Company serving during 2005.

					Long-Term
					Compensation

					Number of
	Annual Compensation				Securities	Long-Term
					Underlying	Incentive
				Other Annual	Stock	Plan	All Other
Name and Principal		Salary	Bonus	Compensation	Options	Payouts	Compensation
Position	Year	($)	($)	($)(1)	(#)	($)(2)	($)(3)

David M. Ratcliffe	2005	973,331	1,960,399	11,203	550,000	897,726	51,045
Chairman, President & CEO	2004	802,372	1,723,874	6,521	355,296	838,495	39,317
Southern Company	2003	606,558	927,416	3,537	83,780	459,813	33,309

Thomas A. Fanning(4)	2005	541,383	818,079	10,290	80,843	181,187	28,564
Executive Vice President, CFO & Treasurer	2004	506,327	770,721	561	63,215	239,155	24,977
Southern Company	2003	375,820	522,369	110,691	42,314	223,482	156,405

Michael D. Garrett(5)	2005	526,125	850,669	6,275	78,565	139,687	27,974
President & CEO	2004	498,323	764,123	161,355	53,419	231,474	122,563
Georgia Power Company	2003	—	—	—	—	—	—

G. Edison Holland, Jr.	2005	505,689	609,487	5,166	75,313	196,711	26,931
Executive Vice President & General Counsel	2004	478,642	525,042	7,629	58,072	239,852	24,563
Southern Company	2003	380,716	421,131	7,796	48,992	207,170	19,583

Charles D. McCrary	2005	580,495	808,636	86,706	86,454	256,887	131,643
President & CEO	2004	551,989	648,749	8,205	71,424	384,772	29,685
Alabama Power Company	2003	521,649	694,948	9,111	72,054	483,081	26,180

(1)	Tax reimbursement on certain perquisites. For Mr. McCrary, also includes tax reimbursement on additional incentive compensation.

(2)	Payout of performance dividend equivalents on stock options granted after 1996 that were held by the executive at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance measurement periods ended December 31, 2003, 2004 and 2005, respectively. Effective January 1, 2005, dividend equivalents can range from approximately five percent of the common stock dividend paid during the last year of the performance period if total shareholder return over the four-year period, compared to a group of other large utility companies, is above the 10th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2003, 2004 and 2005, all named executives received a payout of $1.385, $1.22 and $0.83 per option, respectively.

(3)	Company contributions in 2005 to the Employee Savings Plan and Employee Stock Ownership Plan and non-pension related accruals under the Supplemental Benefit Plan.

	ESP($)	ESOP($)	SBP($)

David M. Ratcliffe	8,846	773	41,426

Thomas A. Fanning	8,860	773	18,931

Michael D. Garrett	9,450	773	17,751

G. Edison Holland, Jr.	8,778	773	17,380

Charles D. McCrary	7,878	773	22,992

For Mr. McCrary, also includes additional incentive compensation of $100,000.

(4)	Mr. Fanning first became an executive officer of the Company on April 11, 2003.

(5)	Mr. Garrett first became an executive officer of the Company on April 1, 2004.

Stock Options

OPTION GRANTS IN 2005

	Number of
	Securities	Percent of Total
	Underlying	Options Granted	Exercise or		Grant Date
	Options	to Employees in	Base Price	Expiration	Present
Name	Granted(1)	Fiscal Year(2)	($/Sh)(1)	Date(1)	Value ($)(3)

David M. Ratcliffe	550,000	7.9	32.70	2/18/2015	2,145,000

Thomas A. Fanning	80,843	1.2	32.70	2/18/2015	315,288

Michael D. Garrett	78,565	1.1	32.70	2/18/2015	306,404

G. Edison Holland, Jr.	75,313	1.0	32.70	2/18/2015	293,721

Charles D. McCrary	86,454	1.2	32.70	2/18/2015	337,171

(1)	Stock option grants were made on February 18, 2005. The options vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. Exercise price is the average of the high and low price of the Company’s common stock on the date granted. Options may be transferred to a revocable trust and, for the named executives, also may be transferred to certain family members, family trusts and family limited partnerships.

(2)	A total of 6,969,083 stock options were granted in 2005.

(3)	Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of the Company’s common stock at a future date. Significant assumptions are shown below:

	Risk-free Rate	Dividend	Expected
Volatility	of Return	Yield	Term

17.9%	3.87%	4.38%	5 years

Option Exercises

AGGREGATED OPTION EXERCISES IN 2005 AND YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Number of	Value	Options at Year-End (#)		Year-End ($)(2)
	Shares Acquired	Realized
Name	on Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

David M. Ratcliffe	155,694	2,209,647	266,807	814,790	1,836,341	2,414,656

Thomas A. Fanning	58,574	812,348	81,207	137,091	586,856	452,380

Michael D. Garrett	100,000	1,013,857	38,885	129,413	227,735	422,774

G. Edison Holland, Jr.	34,912	417,373	106,643	130,358	817,828	439,604

Charles D. McCrary	92,338	1,125,892	151,415	158,088	1,712,253	555,157

(1)	The “Value Realized” is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2)	These columns represent the excess of the fair market value of the Company’s common stock of $34.53 per share, as of December 31, 2005, above the exercise price of the options. The amounts under the Exercisable column report the “value” of options that are vested and therefore could be exercised. The Unexercisable column reports the “value” of options that are not vested and therefore could not be exercised as of December 31, 2005.

Pension Plan Table

	Years of Accredited Service

Compensation	15	20	25	30	35	40

$ 100,000	$25,500	$34,000	$42,500	$51,000	$59,500	$68,000

500,000	127,500	170,000	212,500	255,000	297,500	340,000

900,000	229,500	306,000	382,500	459,000	535,500	612,000

1,100,000	280,500	374,000	467,500	561,000	654,500	748,000

1,300,000	331,500	442,000	552,500	663,000	773,500	884,000

1,500,000	382,500	510,000	637,500	765,000	892,500	1,020,000

1,700,000	433,500	578,000	722,500	867,000	1,011,500	1,156,000

1,800,000	459,000	612,000	765,000	918,000	1,071,000	1,224,000

2,000,000	510,000	680,000	850,000	1,020,000	1,190,000	1,360,000

2,200,000	561,000	748,000	935,000	1,122,000	1,309,000	1,496,000

2,500,000	637,500	850,000	1,062,500	1,275,000	1,487,500	1,700,000

2,800,000	714,000	952,000	1,190,000	1,428,000	1,666,000	1,904,000

This table shows the estimated annual pension benefits payable at normal retirement age under the Company’s qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Company’s subsidiaries. Compensation for pension purposes is limited to the average of the highest three compensation amounts of the final 10 years of employment. Compensation is base salary plus the excess of annual performance-based compensation over 15 percent of base salary. These compensation components are reported under the columns titled “Salary” and “Bonus” in the Summary Compensation Table on page 28.
As of December 31, 2005, the applicable compensation levels and years of accredited service for determination of pension benefits would have been:

		Years of
		Accredited
	Compensation($)	Service

David M. Ratcliffe	2,251,876	34

Thomas A. Fanning	1,118,093	24

Michael D. Garrett	1,071,895	37

G. Edison Holland, Jr.	909,596	25

Charles D. McCrary	1,190,756	31

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of Social Security offset that would apply in most cases.
For Mr. Holland, the number of years of accredited service includes an additional 12 years under a supplemental pension agreement.

Equity Compensation Plan Information

The following table provides information as of December 31, 2005 concerning shares of the Company’s common stock authorized for issuance under Southern Company’s existing non-qualified equity compensation plans.

Number of securities
	Number of securities		remaining available for
	to be issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	31,347,355	$27.13	27,562,250 (1)

Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)	Includes shares available for future issuance under the Omnibus Compensation Incentive Plan approved May 23, 2001 (25,687,333) and the Outside Directors Stock Plans (1,874,917). Please see Item No. 3 beginning on page 13 for additional information concerning the Omnibus Incentive Compensation Plan.

APPENDIX A
AUDIT COMMITTEE CHARTER
This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).
    I. Composition

The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.
    II. Purpose

To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

A.	Integrity of the financial reporting process;

B.	The system of internal control;

C.	The independence and performance of the internal and independent audit process;

D.	The Company’s process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations; and

E.	Assistance to Executive Management and the Chief Executive Officer in setting an appropriate “Tone at the Top” that encourages the highest levels of ethical behavior and integrity in all matters.
   III. Authority

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

A.	Appoint, compensate, and oversee the work of the independent auditors.

B.	Resolve any disagreements between management and the independent auditors regarding financial reporting.

C.	Pre-approve all auditing and non-audit services provided by the independent auditors.

D.	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

E.	Seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s requests — or external parties.

F.	Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

In the execution of its duties, the Committee will report to the Board of Directors.
    IV. Meeting Requirements

The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

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V. Responsibilities

A.	Financial Reporting and Independent Audit Process —

The oversight responsibility of the Committee in the area of financial reporting (including disclosure controls and procedures and internal control over financial reporting) is to provide reasonable assurance that the Company’s financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

1.	Provide oversight of the independent audit process, including direct responsibility for:

a.	Annual appointment of the independent auditors.

b.	Compensation of the independent auditors.

c.	Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes Oxley Act of 2002.

d.	Review of the independent auditors’ quarterly and annual work plans, and results of audit engagements.

e.	Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

f.	Evaluation of the independent auditors’ performance.

g.	Oversight of the coordination of the independent auditors’ activities with the Internal Auditing and Accounting functions.

2.	Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

3.	Review and discuss with management and the independent auditors the quarterly and annual financial reports and recommend those reports for filing with the SEC. The financial reports include the Southern Company consolidated financial reports as well as the separate financial reports for all consolidated subsidiaries with publicly traded securities.

a.	The review and discussion will be based on timely reports from the independent auditors, including:

i.	All critical accounting policies and practices to be used.

ii.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

iii.	Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

b.	In addition, the following items will also be reviewed and discussed:

i.	Significant judgments and estimates made by management.

ii.	Significant reporting or operational issues identified during the reporting period, including how they were resolved.

iii.	Issues on which management sought second accounting opinions.

iv.	Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC, Public Company Accounting Oversight Board (PCAOB) or other regulatory agencies.

v.	Any audit problems or difficulties and management’s response.

4.	Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.
B. Internal Control —

The responsibility of the Committee in the area of internal control, in addition to the actions described in Section (V).(A.)., is to:

1.	Provide oversight of the internal audit function including:

a.	Review of audit plans, budgets and staffing levels.

b.	Review of audit results.

c.	Review of management’s appointment, appraisal of, and/or removal of the Company’s Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

2.	Assess management’s response to any financial reporting or compliance deficiencies.

3.	Provide oversight of the Company’s Legal and Regulatory Compliance and Ethics Programs, including:

a.	Creation and maintenance of procedures for:

i.	Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

ii.	Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

b.	Review of plans and activities of the Company’s Corporate Compliance Officer.

c.	Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

d.	Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

e.	Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

4.	Review the quality assurance practices of the internal auditing function and the independent auditors.

5.	Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

C.	Conduct an annual self-assessment of the Committee’s performance.

D.	Other

1.	Set clear employment policies for Southern Company’s hiring of employees or former employees of the independent auditors.

2.	Report Committee activities and findings to the Board on a regular basis.

3.	Report Committee activities in the Company’s annual proxy statement to shareholders.

4.	Review this charter at least annually and recommend appropriate changes.

AMENDED AND RESTATED ON OCTOBER 17, 2005

BY THE SOUTHERN COMPANY

BOARD OF DIRECTORS

APPENDIX B
POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
FOR AUDIT AND NON-AUDIT SERVICES

A.	Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

1.	Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

2.	Financial information systems design and implementation.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

5.	Internal audit outsourcing services.

6.	Management functions or human resources.

7.	Broker or dealer, investment adviser, or investment banking services.

8.	Legal services or expert services unrelated to financial statement audits.

9.	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B.	Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C.	All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D.	Under this Policy, the Audit Committee’s approval of the independent auditor’s annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E.	By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F.	The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G.	The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.
Approved by the Southern Company Audit Committee
December 9, 2002

Recycled Paper

Admission Ticket (Not Transferable) 2006 Annual Meeting of Stockholders 10 a.m. ET, May 24, 2006 The Southern Pine at Callaway Highway 18 Pine Mountain, GA 31822
Please present this Admission Ticket in order to gain admittance to the meeting.	Ticket admits only the stockholder(s) listed on reverse side and is not transferable.

Directions to Meeting Site:

From Atlanta, GA - Take I-85 south to I-185 (exit 21), then Exit 34, Georgia Highway 18. Take Georgia Highway 18 east to Callaway.

From Birmingham, AL - Take U.S. Highway 280 east to Opelika, AL, then I-85 north to Georgia Highway 18 (Exit 2). Take Georgia Highway 18 east to Callaway.

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FORM OF PROXY AND TRUSTEE VOTING INSTRUCTION FORM	FORM OF PROXY AND TRUSTEE VOTING INSTRUCTION FORM
PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS AND ESP/ESOP TRUSTEES

If a stockholder of record, the undersigned hereby appoints D. M. Ratcliffe, T. A. Fanning and G. E. Holland, or any of them, Proxies with full power of substitution in each,

to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Southern Company, to be held at Southern Pine at Callaway, Pine Mountain,

Georgia, on May 24, 2006, at 10:00 a.m., ET, and any adjournments thereof, on all matters properly coming before the meeting, including, without limitation, the items listed on the reverse side of this form.

If a beneficial owner holding shares through the Employee Savings Plan (“ESP”) and/or the Employee Stock Ownership Plan (“ESOP”), the undersigned directs the

Trustees of these Plans to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders, and any adjournments thereof, on all matters properly coming before the meeting, including, without limitation, the items listed on the reverse side of this form.

This Form of Proxy/Trustee Voting Instruction Form is solicited jointly by the Board of Directors of The Southern Company and the Trustees of the Employee Savings

Plan and the Employee Stock Ownership Plan pursuant to a separate Notice of Annual Meeting and Proxy Statement. If not voted electronically, this form should be mailed in the enclosed envelope to the Company’s proxy tabulator at 51 Mercedes Way, Edgewood, NY 11717. The deadline for receipt of Trustee Voting Instruction Forms for

ESP and ESOP shares is 5:00 p.m. on Monday, May 22, 2006. The deadline for receipt of shares of record voted through the Form of Proxy is 9:00 a.m. on Wednesday,

May 24, 2006. The deadline for receipt of instructions provided electronically is 11:59 p.m. on Tuesday, May 23, 2006.

The proxy tabulator will report separately to the Proxies named above and to the Trustees as to proxies received and voting instructions provided, respectively.

THIS FORM OF PROXY/TRUSTEE VOTING INSTRUCTION FORM WILL BE VOTED AS

SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS INDICATED, THE SHARES WILL BE VOTED

AS THE BOARD OF DIRECTORS RECOMMENDS.

Continued and to be voted and signed on reverse side.

C/O PROXY SERVICES P. O. BOX 9112 FARMINGDALE, NY 11735

Please consider furnishing your voting instructions electronically by Internet or phone. Processing paper forms is more than twice as expensive as electronic instructions.

If you vote by Internet or phone, please do not mail this form.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions until 11:59 p.m. ET the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Southern Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m.

ET the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date this form and return it in the postage-paid envelope we have provided or return it to Southern Company, c/o ADP, 51 Mercedes Way,

Edgewood, NY, 11717.

THANK YOU

VIEW ANNUAL REPORT AND PROXY STATEMENT ON THE INTERNET

www.southerncompany.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
STHCO1 KEEP THIS PORTION FOR YOUR RECORDS

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS FORM OF PROXY/TRUSTEE VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

THE SOUTHERN COMPANY

The Board of Directors recommends a vote FOR

Items 1, 2 and 3.

1. ELECTION OF DIRECTORS:

01) J. P. Baranco 04) T. F. Chapman 07) J. N. Purcell 10) G. J. St. Pé	02) D. J. Bern 05) D. M. James 08) D. M. Ratcliffe	03) F. S. Blake 06) Z. T. Pate 09) W. G. Smith, Jr	For Withhold For All All All Except ( ) ( ) ( )	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below ______________________________.

2. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006	For Against Abstain ( ) ( ) ( )
3. APPROVAL OF THE SOUTHERN COMPANY OMINIBUS INCENTIVE COMPENSATION PLAN	( ) ( ) ( )

UNLESS OTHERWISE SPECIFIED ABOVE, THE SHARES WILL BE VOTED “FOR” ITEMS 1, 2 AND 3.

NOTE:	The last instruction received either paper or electronic, prior to the deadline will be the instruction included in the final tabulation.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SOUTHERN COMPANY

2006 OMNIBUS INCENTIVE COMPENSATION PLAN

Effective January 1, 2006

Contents

Article 1.	Establishment, Objectives, and Duration	1

Article 2.	Definitions	1

Article 3.	Administration	4

Article 4.	Shares Subject to the Plan and Maximum Awards	5

Article 5.	Eligibility and Participation	7

Article 6.	Stock Options	7

Article 7.	Stock Appreciation Rights	9

Article 8.	Restricted Stock and Restricted Stock Units	10

Article 9.	Performance Units, Performance Shares, and Cash-Based Awards	11

Article 10.	Performance Measures	13

Article 11.	Beneficiary Designation	15

Article 12.	Deferrals	15

Article 13.	Rights of Employees/Directors	15

Article 14.	Amendment, Modifications, and Termination	16

Article 15.	Withholding	17

Article 16.	Indemnification	17

Article 17.	Successors	17

Article 18.	General Provisions	17

i

Southern Company

2006 Omnibus Incentive Compensation Plan

Article 1.	Establishment, Objectives, and Duration

1.1.    Establishment of the Plan. The Southern Company (hereinafter referred to as the “Company”), hereby establishes this “Southern Company 2006 Omnibus Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Cash-Based Awards.

Subject to approval by the Company’s stockholders, the Plan shall become effective as of January 1, 2006 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2.     Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and Directors who make significant contributions to the Company’s success and to allow those individuals to share in the success of the Company.

1.3.     Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.

Article 2.	Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1.

“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or Cash-Based Awards.

2.2.

“Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan, which agreement may be delivered and executed in electronic form.

1

2.3.	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.4.	“Cash-Based Award” means an Award granted to a Participant, as described in Article 9 herein.

2.5.

“Change in Control Benefit Plan Determination Policy” shall mean the change in control benefit plan determination policy, as approved by the Board of Directors of Southern Company Services, Inc., as it may be amended from time to time in accordance with the provisions therein.

2.6.	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7.

“Committee” means any committee appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. The Committee shall at all times maintain compliance with Code Section 162(m), or any successor statute thereto, as to the composition of the Committee.

2.8.	“Common Stock” shall mean the common stock of the Company.

2.9.	“Company” means The Southern Company, a Delaware corporation, and any successor thereto as provided in Article 17 herein.

2.10.

“Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.11.

“Director” means any individual who is a member of the Board of Directors of the Company or any Subsidiary; provided, however, that any Director who is employed by the Company or any Subsidiary shall be considered an Employee under the Plan.

2.12.	“Disability” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

2.13.	“Effective Date” means January 1, 2006.

2.14.	“Employee” means any employee of the Company or its Subsidiaries. Directors who are employed by the Company or its Subsidiaries shall be considered Employees under this Plan.

2.15.	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16.	“Fair Market Value” shall mean the average of the high and low prices at which a share of Common Stock shall have been traded on the respective measurement date,

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such as the date of grant or the exercise of an Award, or on the next preceding trading day if such date was not a trading date, as reported by the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported. If the Shares are not listed for trading on a national securities exchange, the fair market value of the Shares shall be determined by the Committee in good faith and in accordance with a reasonable valuation method as determined under Code Section 409A and the rules and regulations promulgated thereunder.

2.17.	“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.18.

“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

2.19.

“Insider” shall mean an individual who is, on the relevant date, an officer, director or more than ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.20.	“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.21.	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.22.	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23.	“Participant” means an Employee or Director who has been selected to receive an Award or with respect to whom an Award is outstanding under the Plan.

2.24.	“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.25.	“Performance Period” means with respect to Performance Units, Performance Shares and, if applicable, Cash-Based Awards, the time period during which any performance goals will be measured.

2.26.	“Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

2.27.	“Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

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2.28.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

2.29.	“Restricted Stock” means an Award granted to a Participant, as described in Article 8 herein.

2.30.	“Restricted Stock Unit” means an Award granted to a Participant, as described in Article 8 herein.

2.31.	“Retirement” shall have the meaning ascribed to such term in The Southern Company Pension Plan.

2.32.	“Shares” means the shares of Common Stock.

2.33.	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

2.34.

“Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) which is part of an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities in the unbroken chain (other than the last entity) owns more than 50% of the total combined voting power in one of the other entities in such chain.

2.35.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3.	Administration

3.1.     General. The Plan shall be administered by a Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall be responsible for administration of the Plan; provided, however, that the determination of the number of Awards to be granted to Directors shall remain vested in the Board of Directors. The Committee shall have the authority to delegate administrative duties to one or more officers, Employees or Directors of the Company or Subsidiaries to the extent that such delegation would not jeopardize the Performance-Based Exception with respect to any Award.

3.2.     Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent

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with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; determine and certify whether Award requirements have been met; and (subject to the provisions of Articles 13 and 14 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Committee may delegate its authority as identified herein.

3.3.     Underpayments/Overpayments. If any Participant or beneficiary receives an underpayment of Shares or cash payable under the terms of any Award, payment of any such shortfall shall be made as soon as administratively practicable. If any Participant or beneficiary receives an overpayment of Shares or cash payable under the terms of any Award for any reason, the Committee or its delegate shall have the right, in its sole discretion, to take whatever action it deems appropriate, including but not limited to the right to require repayment of such amount or to reduce future payments under this Plan, to recover any such overpayment. Notwithstanding the foregoing, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

3.4.     Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board or the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, their estates and beneficiaries and the Subsidiaries.

Article 4.	Shares Subject to the Plan and Maximum Awards

4.1.     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 28,000,000 (twenty-eight million). Additionally, any Shares available for issuance under the Southern Company Omnibus Incentive Compensation Plan effective May 23, 2001, as amended, (the “2001 Plan”) on May 24, 2006 in excess of 10,000,000 (ten million) Shares shall be transferred to the Plan, added to the reserved Shares and available for issuance to Participants under the Plan. Any remaining Shares under the 2001 Plan shall be cancelled and no further Shares will be granted under the 2001 Plan after May 24, 2006. No more than one-half of the Shares available for issuance under the Plan may be granted in the form of Awards other than Stock Options or Stock Appreciation Rights. The Shares available for issuance under this Plan may be authorized and unissued Shares, treasury Shares (if provided for in the Company’s Articles of Incorporation), or previously issued Shares reacquired by the Company, including Shares purchased on the open market.

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Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

(a)

Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 5,000,000 (five million).

(b)

SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 5,000,000 (five million).

(c)	Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 1,000,000 (one million).

(d)

Restricted Stock Units: The maximum aggregate payout (determined as of the end of the applicable restriction period) with respect to Awards of Restricted Stock Units granted in any one fiscal year to any one Participant shall be the greater of $10,000,000 (ten million dollars) or 1,000,000 (one million) shares.

(e)

Performance Shares. The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares granted in any one fiscal year to any one Participant shall be $10,000,000 (ten million dollars) or 1,000,000 (one million) shares.

(f)

Performance Units and Cash-Based Awards: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Performance Units or Cash-Based Awards awarded in any one fiscal year to any one Participant shall be $10,000,000 (ten million dollars).

4.2.     Incentive Stock Option Limit. The maximum number of Shares of the share authorization that may be issued pursuant to ISOs under this Plan shall be one-half of the Shares available for issuance under the Plan

4.3.     Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, stock dividend or reclassification, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1 as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. The Committee shall not make any adjustment pursuant to this Section 4.3 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to

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Section 409A; or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Section 409A.

4.4.     Share Usage. Any Shares covered by an Award shall be counted as used as of the date of the grant. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. The following Shares, however, may not again be made available for issuance as Awards under this Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award or (iii) Shares repurchased on the open market with the proceeds of the option exercise price.

Article 5.	Eligibility and Participation

5.1.     Eligibility. Persons eligible to participate in this Plan include all Employees and Directors.

5.2.     Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.	Stock Options

6.1.     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided that an ISO may be granted only to an eligible Employee.

6.2.     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

The Committee, in its sole discretion, shall have the ability to require in the Award Agreement that the Participant must certify in a manner acceptable to the Committee that he/she is in compliance with the terms and conditions of the Plan and the Award Agreement. In the event that a Participant fails to comply with the provisions of this Section 6.2 prior to, or during the six (6) month period after any exercise, payment, or delivery pursuant to an Option, such exercise, payment, or delivery may be rescinded by the Committee within two (2) years thereafter. In the event of such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery, in such manner and or such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

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6.3.     Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided that the Option Price shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Option.

6.4.     Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided that no Option shall be exercisable later than the tenth (10th) anniversary of the date of grant of the Option.

6.5.     Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6.     Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company and/or the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) except with regard to Executive Officers as defined in the Exchange Act, by forgoing compensation that the Committee agrees otherwise would be owed, (c) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, (d) by the attestation of Shares, or (e) by any combination of (a), (b), (c) or (d).

The Committee also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, after receipt of a written notification of exercise and full payment, the Company may deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

All payments under all of the methods indicated above shall be paid in United States dollars.

6.7.     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8.     Termination of Employment/Directorship. Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

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Article 7.	Stock Appreciation Rights

7.1.     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR or a Tandem SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR.

7.2.     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3.     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.4.     SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5.     Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, at the time of grant; provided, however, that such term shall not exceed ten (10) years.

7.6.     Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of grant; by

(b)	The number of Shares with respect to which the SAR is exercised.

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At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s discretionary authority regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7.     Termination of Employment/Directorship. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, and need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 8.	Restricted Stock and Restricted Stock Units

8.1.     Grant of Restricted Stock/Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no shares are actually awarded to the Participant except that the Committee may designate that a portion of the Restricted Stock Unit be paid out in Shares.

8.2.     Award Agreement. Each Restricted Stock and Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3.     Other Restrictions. Except as provided in Article 12, each Restricted Stock Unit shall be paid in full to the Participant no later than the fifteenth (15th) day of the third month following the end of the first calendar year in which the Period of Restriction lapses. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

The Company, directly or through its designee, may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

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8.4.     Voting Rights. Subject to the terms of the Award Agreements, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant has no voting rights with Restricted Stock Units.

8.5.     Dividends and Other Distributions. Subject to the terms of the Award Agreements, during the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares or Restricted Stock Units granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares or Restricted Stock Units, such that the dividends and/or the Restricted Shares or Restricted Stock Units maintain eligibility for the Performance-Based Exception. Except as provided in Article 12, any cash dividends credited with respect to Restricted Stock or Restricted Stock Units shall be paid in full to the Participant no later than the fifteenth (15th) day of the third month following the end of the first calendar year in which such dividends are no longer subject to a Period of Restriction or other substantial risk of forfeiture.

8.6.     Termination of Employment/Directorship. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares or Restricted Stock Units following termination of the Participant’s employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases of terminations connected with a “Change in Control” (as defined in the Change in Control Benefit Plan Determination Policy) and terminations by reason of retirement, death or Disability, the vesting of Shares of Restricted Stock or Restricted Stock Units which qualify for the Performance-Based Exception and which are held by Covered Employees shall not be accelerated.

Article 9.	Performance Units, Performance Shares, and Cash-Based Awards

9.1.    Grant of Performance Units/Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2.     Value of Performance Units/Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Committee. The Committee shall set performance or other goals, including without limitation time-based goals, in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares and Cash-Based Awards which will be paid out to the Participant.

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9.3.     Earning of Performance Units/Shares and Cash-Based Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and Cash-Based Awards earned by the Participant as of the end of the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4.   Determination of Awards. The factors required to determine Awards under the Plan shall be fixed in all events by the end of the applicable performance period established by the Committee.

9.5.     Form and Timing of Payment of Performance Units/Shares and Cash-Based Awards. Payment of earned Performance Units/Shares and Cash-Based Awards shall be made in such form and at such time as the Committee shall determine at the time of the Award. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The discretionary authority of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything in this Section 9.5 to the contrary and subject to Article 12, payment of any Performance Units/Shares and Cash-Based Awards shall be made no later than the fifteenth (15th) day of the third month following the end of the first calendar year in which the Performance Period ends or such Awards are no longer subject to a substantial risk of forfeiture.

At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares. Subject to Article 12, any dividends which a Participant is entitled to receive with respect to Shares that have been earned in connection with grants of Performance Units/Shares shall be paid no later than the fifteenth (15th) day of the third month following the end of the first calendar year in which the Performance Period for such dividends ends or such dividends are no longer subject to a substantial risk of forfeiture.

To the extent that any Performance Units/Shares or Cash-Based Award provides for the payment of all or a portion of any dividend based upon the number of shares underlying an Option or SAR, the right to such dividends shall be a separate and distinct arrangement from such Option or SAR and shall not be contingent upon the exercise of such Option or SAR. Subject to Article 12, any such dividend shall be paid no later than the fifteenth (15th) day of the third month following the end of the first calendar year in which the Performance Period for such dividends ends or such dividends are no longer subject to a substantial risk of forfeiture.

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9.6.     Termination of Employment/Directorship Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Award Agreement or the administrative specifications for such Award, in the event the employment or directorship of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares or Cash-Based Awards which is prorated, as specified by the Committee in its discretion.

Payment of earned Performance Units/Shares or Cash-Based Awards shall be made at a time specified by the Committee in its sole discretion following the Performance Period subject to the limitations set forth in Section 9.5. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not retire during the applicable Performance Period.

9.7.     Termination of Employment/Directorship for Other Reasons. In the event that a Participant’s employment or directorship terminates for any reason other than those reasons set forth in Section 9.6 herein, all Performance Units/Shares and Cash-Based Awards shall be forfeited by the Participant to the Company unless determined otherwise by the Committee as set forth in the Participant’s Award Agreement or in the administrative specifications for such Award.

Article 10.	Performance Measures

Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

(a)	Earnings per share;

(b)	Net income or net operating income (before or after taxes and before or after extraordinary items);

(c)	Return measures (including, but not limited to, return on assets, equity, or sales);

(d)	Cash flow return on investments which equals net cash flows divided by owners’ equity;

(e)	Earnings before or after taxes;

(f)	Gross revenues;

(g)	Gross margins;

(h)	Share price (including, but not limited to, growth measures and total shareholder return);

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(i)	Economic Value Added, which equals net income or net operating income minus a charge for use of capital;

(j)	Operating margins;

(k)	Market share;

(l)	Gross revenues or revenues growth;

(m)	Capacity utilization;

(n)	Increase in customer base including associated costs;

(o)	Environmental, Health and Safety;

(p)	Reliability

(q)	Price

(r)	Bad debt expense

(s)	Customer satisfaction

(t)	Operations and maintenance expense

(u)	Accounts receivable

(v)	Diversity/Inclusion; and

(w)	Quality.

The Committee, in its sole discretion, shall have the ability to set such performance measures at the corporate level or the subsidiary/business unit level. If the Company’s Shares are traded on an established securities market, any Awards issued to Covered Employees are intended but not required to meet the requirements of the Treasury Regulations under Code Section 162(m) necessary to satisfy the Performance-Based Exception.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to

14

grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

No Award shall be paid unless the Committee certifies that the requirements necessary to receive the Award have been met.

Article 11.	Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company or the Committee, and will be effective only when filed by the Participant in writing with the Company or the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 12.	Deferrals

12.1.   Deferred Compensation Plan. To the extent permitted under the Southern Company Deferred Compensation Plan, a Participant may elect to defer his or her receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant with respect to Restricted Stock Units, Performance Units, Performance Shares or Cash-Based Awards (and any cash dividends credited with respect to any such Award). Any such deferral shall be made in accordance with the rules and procedures established under the Southern Company Deferred Compensation Plan.

12.2.   Award Agreement. The Committee may require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant with respect to Restricted Stock Units, Performance Units, Performance Shares or Cash-Based Awards (and any cash dividends credited with respect to any such Award). Any such requirement shall be set forth in an Award Agreement or in the administrative specifications for such Award, which shall include terms that are designed to satisfy the requirements of Code Section 409A.

Article 13.	Rights of Employees/Directors

13.1.   Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

13.2.   Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

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13.3.   Rights as a Stockholder. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such shares.

Article 14.	Amendment, Modification, and Termination

14.1.   Amendment, Modification, and Termination. Subject to Section 14.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.3, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the grant price of a previously granted SAR, and no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. Notwithstanding the foregoing, Section 18.4 of the Plan may not be amended following a “Change in Control” or “Southern Termination” (as such terms are defined in the Change in Control Benefit Plan Determination Policy).

14.2.   Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Section 162(m) of the Code, as from time to time amended.

14.3.   Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, to the extent specifically set forth in an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any such Award previously granted under the Plan without the written consent of the Participant holding such Award.

14.4.   Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, and such determination is communicated to the Committee, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board or the Committee may, subject to this Article 14, make any adjustments it deems appropriate.

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Article 15.	Withholding

15.1.   Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

15.2.   Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 16.	Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 17.	Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 18.	General Provisions

18.1.   Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

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18.2.   Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, provided that the remaining provisions shall be construed in a manner necessary to accomplish the intentions of the Company upon execution of the Plan.

18.3.   Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.4.  Change in Control. The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control or preliminary change in control of Southern Company or a Subsidiary, the funding of any trust and the benefits to be provided hereunder in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

18.5.   Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)

Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.6.   Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or Committee.

18.7.   No Additional Rights. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, or confer upon any Participant any right to continue in the employ of the Company.

No Employee or Director shall have the right to be selected to receive an Award under this Plan or having been so selected, to be selected to receive a future Award.

Neither the Award nor any benefits arising under this Plan shall constitute part of a Participant’s employment contract with the Company or any Subsidiary, and accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or any Subsidiary for severance payments.

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18.8.   No Effect on Other Benefits. This receipt of Awards under the Plan shall have no effect on any benefits and obligations to which a Participant may be entitled from the Company or any Subsidiary, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

18.9.   Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with provisions of laws in other countries in which the Company and its Subsidiaries operate or have Employees, the Board or the Committee, in their sole discretion, shall have the power and authority to:

(a)	Determine which Employees employed outside the United States are eligible to participate in the Plan;

(b)	Modify the terms and conditions of any Award granted to Employees who are employed outside the United States; and

(c)

Establish subplans, modified exercise procedures, and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 18.9 by the Board or the Committee shall be attached to this Plan document as Appendices.

18.10.  No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or foreign law. The Company shall not be liable to any Participant for any tax the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

18.11.  Transferability. During a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. Notwithstanding the forgoing, the Committee may, in its discretion, provide in an Award Agreement or in the administrative specifications for an Award that any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

18.12.  Shareholder Approval. Notwithstanding anything in the Plan to the contrary, the ISO portion of this Plan shall be effective only if approved by the shareholders of the Company (excluding a Subsidiary) within 12 months before or after the date the Plan is adopted. If not so approved, any Options which were designated as ISOs hereunder shall be automatically be converted to NQSOs.

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18.13.  Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

SOUTHERN COMPANY By: /s/David M. Ratcliffe Chairman of the Board, President and Chief Executive Officer

ATTEST: By: /s/Patricia L. Roberts Patricia L. Roberts Assistant Secretary

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